Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions
Acquisitions
On December 19, 2014, we completed the acquisition of a 100% equity interest in Rheinfabrik, for a total purchase consideration of €1.0 million in cash. The acquisition provides us a talent base of employees skilled in the Android and iOS app development.
On July 16, 2015, we completed the acquisition of a 61.3% equity interest in myhotelshop N.V. (“myhotelshop”), a marketing manager, for total purchase consideration of €0.6 million consisting of cash and the settlement of pre-existing debt at the closing of the acquisition. The acquisition provides trivago direct relationships with independent hotels through the myhotelshop portal.
On August 5, 2015, we completed the acquisition of a 52.3% equity interest in base7booking.com Sarl (“base7”), a cloud based property management service provider, for total purchase consideration of €2.1 million in cash. The acquisition provides us access to the Company’s workforce and the “know-how” regarding base7’s all-in-one property management system, which creates opportunity to enhance trivago’s direct marketing.
The acquisitions of base7 and myhotelshop provide us the opportunity to enhance our strategic marketing capabilities as we intend to integrate the workforce and independent hotel relationships acquired with ours in order to deliver an overall better customer experience to our customer base.
The purchase price from our acquisitions was allocated to the fair value of assets acquired and liabilities assumed in the respective years as follows:

	Year ended December 31,
(in thousands)	2014	2015
Goodwill	€859	€2,583
Identifiable intangible assets:
Customer relationships	0	38
Net assets acquired(1)	180	2,224
Redeemable noncontrolling interest	0	(2,230)
Total purchase consideration	€1,039	€2,615

(1) Includes cash acquired of €0.1 million and €2.4 million in 2014 and 2015, respectively.
The identifiable intangible asset relates to the customer relationships acquired as part of the myhotelshop acquisition. The fair value was estimated using the multi-period-excess-earnings method of the income approach (“Level 3” on the fair value hierarchy). Under this method, an intangible asset’s fair value is equal to the present value of the after-tax cash flows (excess earnings) attributable solely to the intangible asset over its remaining useful life. To calculate fair value, we estimated the present value of cash flows discounted at rates commensurate with the inherent risks associated with each type of asset. We believe that the level and timing of cash flows appropriately reflect market participant assumptions.
The goodwill of €0.9 million and €2.6 million for acquisitions in the years ended December 31, 2014 and 2015, respectively, is primarily attributable to assembled workforce and operating synergies. The goodwill has been allocated to our three operating segments and is not expected to be deductible for tax purposes.
The fair value of the noncontrolling interest in myhotelshop and base7 was estimated to be €2.2 million at the time of acquisition. In addition, the purchase agreement of myhotelshop and base7 each contain certain put/call rights whereby we may acquire, and the minority shareholders may sell to us, the minority shares of the company at fair value beginning in 2018 or earlier if the call option held by trivago is exercised to purchase the outstanding equity interest of base7. As the noncontrolling interest is redeemable at the option of the minority holders, we classified the balance as redeemable noncontrolling interest with future changes in the fair value above the initial basis recorded as charges or credits to retained earnings (or additional paid-in capital in absence of retained earnings).
Acquisition-related costs of €0.2 million and €0.8 million have been recognized in the statement of operations as general and administrative expenses for the years ended December 31, 2014 and 2015, respectively.
The acquired companies have been consolidated into our financial statements on the acquisition date. Revenue and operating loss recognized in 2014 for Rheinfabrik is not significant. We have recognized €1.4 million in revenue and €0.5 million in operating losses for the year ended December 31, 2015 for base7 and myhotelshop.
Combined Pro forma Information
Supplemental information on an unaudited combined pro forma basis, as if the acquisitions had been consummated on January 1, 2014, is presented as follows:

	Year ended December 31,
(in thousands)	2014	2015
Revenue	€311,076	€494,387
Net loss	€(22,973)	€(39,359)

On December 22, 2016, we exercised our call option in order to purchase the remaining 47.7% noncontrolling interest in base7 for a cash consideration of approximately €0.9 million. As such, we became the sole owner of base7. Given we had a controlling interest in base7 prior to the exercise of the call option, the change in ownership is treated as a step-acquisition and accounted for as an equity transaction. As such, we have eliminated the redeemable noncontrolling interest of base7 and changes in redeemable noncontrolling interest due to attributed earnings and foreign exchange gains/losses as of December 22, 2016 and any difference between carrying value and acquisition value was adjusted to Reserves in shareholders’ equity. See Note 11 - Redeemable noncontrolling interest.